EXHIBIT 99.906 CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

Registrant: Nicholas Limited Edition, Inc.

Form: N-CSR Semiannual Report dated June 30, 2019

I, David O. Nicholas, hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	08/29/2019
/s/ David O. Nicholas
David O. Nicholas, President (Chief Executive Officer)

I, Jennifer R. Kloehn, hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	08/29/2019
/s/ Jennifer R. Kloehn
Jennifer R. Kloehn, Treasurer (Chief Financial Officer)